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                                                                 EXHIBIT 10.28.2

                     ASSIGNMENT OF LIMITED LIABILITY COMPANY
                              MEMBERSHIP INTERESTS

This Assignment of Limited Liability Company Membership Interest ("Assignment") is made this 31st day of December, 2001 by and between Roger S. Penske, Jr., an individual ("Assignor") and United Auto Group, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

1. Assignor owns Twenty Percent (20%) of the limited liability company membership interests (the "Membership Interests") in UAG Cerritos, LLC, a Delaware limited liability company (the "Company"); and

2. Assignor wishes to assign Twenty Percent (20%) of the Membership Interests in the Company to Assignee and Assignee wishes to accept such assignment on the terms set forth herein.

         NOW THEREFORE, in consideration of the premises hereof, and for other good and valuable considerations, the parties hereby agree as follows:

                                    AGREEMENT

         1. Assignment. Assignor hereby assigns, transfers and conveys to Assignee and Assignee hereby accepts such assignment, transfer and conveyance of the Membership Interests in the Company for payment in cash of $1,838,000.

         2. Ownership. Assignor is the lawful owner of the Membership Interests, and Assignor has good title to the Membership Interests, free and clear of any and all mortgages, rights of first refusal or first offer, security interests liens, mortgages, pledges, charges and similar restrictions (collectively, "Encumbrances"), and upon completion of the transaction contemplated by this Agreement, Assignor will transfer to the Assignee good and valid title to the Membership Interests free and clear of any Encumbrances.

         IN WITNESS WHEREOF, the parties have signed this Assignment effective the day and year first above written.

         ASSIGNOR                           ASSIGNEE

                                            United Auto Group, Inc.

         /s/ Roger S. Penske, Jr.           /s/ Robert H. Kurnick, Jr.
         ---------------------------        ---------------------------------
         Roger S. Penske, Jr.               By: Robert H. Kurnick, Jr.
                                            Its: Executive Vice President,
                                                 General Counsel and
                                                 Secretary